BRIDGE BUILDER TRUST

Bridge Builder International Equity Fund (the “Fund”)

Supplement dated September 2, 2025

to the Summary Prospectus dated October 28, 2024, as amended and restated July 1, 2025,

the Prospectus dated October 28, 2024, as supplemented, and

the Statement of Additional Information (“SAI”) dated October 28, 2024, as supplemented

This supplement provides new and additional information beyond that contained in the

Summary Prospectus, Prospectus and SAI, and should be read

in conjunction with the Summary Prospectus, Prospectus and SAI.

A.

Baillie Gifford Overseas Limited (“Baillie Gifford”) no longer manages their allocated portion of the Fund and no longer serves as a sub-adviser to the Fund. This change is not expected to have a material effect on the Fund’s investment objective or principal investment strategies. BlackRock Investment Management, LLC, Marathon Asset Management Limited, Mondrian Investment Partners Limited, Pzena Investment Management, LLC and WCM Investment Management continue to be sub-advisers to the Fund.

Accordingly, all references and information related to Baillie Gifford, with respect to the Fund, in the Summary Prospectus, Prospectus and SAI are hereby deleted in their entirety.

B.

Additionally, the Trustees of the Bridge Builder Trust (the “Trust”) have approved an amendment to the investment sub-advisory agreement among Olive Street Investment Advisers, LLC, Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”) and the Trust, pursuant to which MFS is expected to begin serving as a sub-adviser to an allocated portion of the Fund (“MFS’s Allocated Portion of the Fund”) on or around September 30, 2025 (the “Effective Date”). More detailed information regarding MFS and the portfolio managers who will be responsible for the day-to-day management of MFS’s Allocated Portion of the Fund will be included in an additional supplement to the Summary Prospectus, Prospectus and SAI on or before the Effective Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE